UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 18, 2005


                        Farmers Capital Bank Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Kentucky                     0-14412                61-1017851
-----------------------------  -----------------------  ------------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)


   P.O. Box 309 Frankfort, KY                                   40602
------------------------------------------------------  ------------------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code - (502)-227-1668


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION



On April 18, 2005 Farmers Capital Bank Corporation issued a press release announcing its earnings for the three months ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1





ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS



                  (C)      Exhibits



Exhibit 99.1 - Farmers Capital Bank Corporation Press Release dated April 18, 2005.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Farmers Capital Bank Corporation


Date April 18, 2005                      /s/ G. Anthony Busseni
     ---------------------------         --------------------------------------
                                         G. Anthony Busseni
                                         President and Chief Executive Officer